UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report April 19, 2007

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington (State of incorporation or organization)	001-33188 (Commission File Number)	20-3153598 (I.R.S. Employer Identification No.)

607 Pacific Avenue Bremerton, Washington (Address of principal executive offices)	98337 (Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 19, 2007, WSB Financial Group, Inc. announced that it will release its first quarter 2007 earnings before the market opens on Wednesday, April 25, 2007, and host a quarterly conference call that day at 2:00 p.m. PDT (5:00 EDT) to discuss the results. The press release is included in this current report as Exhibit 99.1. This release is also being furnished for purposes of Regulation FD and Regulation G of the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     99.1 Press Release dated April 19, 2007
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

WSB FINANCIAL GROUP, INC.
(Registrant)
April 19, 2007	/s/ David K. Johnson
(Date)	David K. Johnson
Chief Executive Officer

Exhibit Index

99.1	Press Release dated April 19, 2007.